                             LETTER OF TRANSMITTAL
           TO TENDER 8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                                       OF

                         CHOCK FULL O'NUTS CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 7, 1999
                                       OF
                          CFN ACQUISITION CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                              SARA LEE CORPORATION
      -------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON FRIDAY, JUNE 4, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

                     BY MAIL:                                     BY OVERNIGHT DELIVERY:
               Wall Street Station                          Receive Window, Wall Street Plaza
                  P.O. Box 1023                                 88 Pine Street, 19th Floor
          New York, New York 10268-1023                          New York, New York 10005

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 701-7636
                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used by securityholders of Chock Full O'Nuts Corporation if certificates for Debentures (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Debentures is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Securityholders who deliver Debentures by book-entry transfer are referred to herein as "Book-Entry Securityholders," and other securityholders who deliver Debentures are referred to herein as "Certificate Securityholders."

    Securityholders whose certificates for Debentures are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Debentures and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Debentures pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ /        CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT
           ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY
           TRANSFER FACILITY MAY DELIVER DEBENTURES BY BOOK-ENTRY TRANSFER):

           Name of Tendering Institution
           Account Number
           Transaction Code Number
/ /        CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
           PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

           Name(s) of Registered Owner(s)
           Window Ticket Number (if any)
           Date of Execution of Notice of Guaranteed Delivery
           Name of Institution which Guaranteed Delivery
           If delivered by Book-Entry Transfer, Account Number
           Transaction Code Number

 ----------------------------------------------------------------------------------------------------

                                  DESCRIPTION OF DEBENTURES TENDERED
 ----------------------------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                    DEBENTURES TENDERED
        APPEAR(S) ON DEBENTURE CERTIFICATE(S))           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                          AGGREGATE
                                                                          PRINCIPAL
                                                                            AMOUNT        AGGREGATE
                                                                         OF DEBENTURE     PRINCIPAL
                                                          DEBENTURE     REPRESENTED BY      AMOUNT
                                                         CERTIFICATE      DEBENTURE     OF DEBENTURES
                                                         NUMBER(S)(1)   CERTIFICATE(S)(1)  TENDERED(2)
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                            TOTAL
                                                          DEBENTURES
------------------------------------------------------------------------------------------------------

 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY SECURITYHOLDERS.

 (2) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL OF THE AGGREGATE PRINCIPAL AMOUNT OF
DEBENTURES REPRESENTED BY DEBENTURE
    CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.

    --------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to CFN Acquisition Corporation, a New York corporation ("Purchaser") and a wholly owned subsidiary of Sara Lee Corporation, a Maryland corporation ("Parent"), the above-described 8% Convertible Subordinated Debentures due September 15, 2006 (the "Debentures") of Chock Full O'Nuts Corporation, a New York corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Debentures at a price of $1,344.43 per $1,000 principal amount, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 7, 1999 (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Debentures tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering securityholders to receive payment for Debentures validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Debentures tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Debentures that are being tendered hereby (and any and all other securities issued or issuable in respect thereof on or after May 7, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Debentures (and any such other securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Debentures (and any and all such other securities), or transfer ownership of such Debentures (and any and all such other securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Debentures (and any and all such other securities) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures (and any and all such other securities), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Janet Langford Kelly and R. Henry Kleeman, in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Debentures (and any and all such other securities) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Debentures for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Debentures in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Debentures (and any and all such other securities), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Debentures to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Debentures, Purchaser must be able to exercise full voting, consent and other rights with respect to such Debentures (and any and all such other securities), including, upon conversion of the Debentures into Shares, voting at any meeting of the Company's shareholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby (and any and all other securities issued or issuable in respect thereof on or after May 7, 1999), that the undersigned owns the Debentures tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Debentures complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to any and all such other securities), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby (and to any and all such other securities).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that the valid tender of Debentures pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Debentures tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Debentures purchased and/or return any certificates for Debentures not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Debentures Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Debentures purchased and/or return any certificates for Debentures not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Debentures Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Debentures purchased and/or return any certificates evidencing Debentures not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Debentures from the name of the registered holder thereof if Purchaser does not accept for payment any of the Debentures so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING DEBENTURES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

     AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES: _____________________________________________________

-----------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Debentures accepted for payment is to be issued in name of someone other than the undersigned, if certificates for Debentures not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

  Issue check and/or Debenture certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Debentures not tendered or not accepted for payment and/or the check for the purchase price of Debentures accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Debentures Tendered."

  Mail check and/or Debenture certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                      (SIGNATURE(S) OF SECURITYHOLDER(S))

  Dated: _______, 1999
  (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Debenture certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm _______________________________________________________________

  Capacity (full title) ______________________________________________________
                              (SEE INSTRUCTION 5)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Taxpayer Identification or Social Security Number __________________________
                                                                     (SEE
                              SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Debentures) of Debentures tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Debentures are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND DEBENTURES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by securityholders of the Company either if Debenture certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Debentures is to be made by book-entry transfer pursuant to the procedures set forth herein and in
Section 3 of the Offer to Purchase. For a securityholder validly to tender Debentures pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Debentures must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Debentures must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering securityholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

    Securityholders whose certificates for Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Debentures by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in
Section 3 of the Offer to Purchase.

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Debentures, in proper form for transfer (or a Book-Entry Confirmation with respect to all Debentures tendered by book-entry transfer), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Debentures, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Debentures tendered hereby.

    THE METHOD OF DELIVERY OF THE DEBENTURES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SECURITYHOLDER. THE DEBENTURES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. All tendering securityholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Debentures for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Debentures Tendered" is inadequate, the aggregate principal amount of Debentures tendered and the Debenture certificate numbers with respect to such Debentures should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of the Debentures evidenced by any Debenture certificate delivered to the Depositary herewith is to be tendered hereby, fill in the principal amount of Debentures that is to be tendered in the box entitled "Principal Amount of Debentures Tendered." In any such case, new certificate(s) for the remainder of the principal amount of Debentures that was evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. The entire principal amount of Debentures represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Debentures tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Debenture certificate or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Debentures listed and transmitted hereby, no endorsements of Debenture certificates or separate bond powers are required unless payment or certificates for Debentures not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Debenture certificates or bond powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Debentures evidenced by certificates listed and transmitted hereby, the Debenture certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Debenture certificates. Signature(s) on any such Debenture certificates or bond powers must be guaranteed by an Eligible Institution.

    6. SECURITY TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all security transfer taxes with respect to the transfer and sale of any Debentures to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Debentures purchased is to be made to, or if certificates for Debentures not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any security transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Debentures purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE DEBENTURE CERTIFICATES EVIDENCING THE DEBENTURES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS; WIRE TRANSFERS. If a check for the purchase price of any Debentures accepted for payment is to be issued in the name of, and/or Debenture certificates for a principal amount of Debentures not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If no such instructions are given, any such principal amount of Debentures not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Debentures were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, at the address or telephone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

    9. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Debentures tendered.

    10. BACKUP WITHHOLDING. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a securityholder surrendering Debentures in the Offer must, unless an exemption applies, provide the Depositary with such securityholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such securityholder is not subject to backup withholding.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the securityholder upon filing an income tax return.

    The securityholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Debentures. If the Debentures are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the securityholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such securityholder if a TIN is provided to the Depositary within 60 days.

    Certain securityholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign securityholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

    11. LOST, DESTROYED OR STOLEN DEBENTURE CERTIFICATES. If any certificate(s) representing Debentures has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary, and check the box immediately preceding the special payment/ special delivery instructions and indicate the principal amount of Debentures lost. The securityholder will then be instructed as to the steps that must be taken in order to replace the Debenture certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Debenture certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED DEBENTURES MUST BE RECEIVED BY THE DEPOSITARY OR DEBENTURES MUST BE

DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under Federal income tax law, a securityholder whose tendered Debentures are accepted for payment is required to provide the Depositary (as payer) with such securityholder's correct taxpayer identification number on Substitute Form W-9 below. If such securityholder is an individual, the taxpayer identification number is his social security number. If a tendering securityholder is subject to backup withholding, such securityholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the securityholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such securityholder with respect to Debentures purchased pursuant to the Offer may be subject to backup withholding.

    Certain securityholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that securityholder must submit a statement, signed under penalties of perjury, attesting to that securityholder's exempt status. Such statements can be obtained from the Depositary. Exempt securityholders, other than foreign securityholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the securityholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a securityholder with respect to Debentures purchased pursuant to the Offer, the securityholder is required to notify the Depositary of such securityholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such securityholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The securityholder is required to give the Depositary the social security number or employer identification number of the record owner of the Debentures. If the Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering securityholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such securityholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment of the purchase price, the Depositary will withhold 31% on all payments of the purchase price. However, such amounts will be refunded to such securityholder if a TIN is provided to the Depositary within 60 days.

--------------------------------------------------------------------------------------------------------------

                                PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
  ------------------------------------------------------------------------------------------------------------
                                      PART 1--PLEASE PROVIDE YOUR TIN IN THE    ------------------------
                                      BOX AT RIGHT AND CERTIFY BY SIGNING AND   Social Security Number
                                      DATING BELOW                              (If awaiting TIN write
                                                                                "Applied For")
                                                                                OR
                                                                                ---------------------------

    SUBSTITUTE

                                                                                Employer Identification Number
                                                                                (If awaiting TIN write

     FORM W-9

                                                                                "Applied For")

                                      ------------------------------------------------------------------------

     DEPARTMENT OF THE TREASURY
     INTERNAL REVENUE SERVICE

                                      PART 2--CERTIFICATE--Under penalties of perjury, I certify that:

                                      (1)  The number shown on this form is my correct Taxpayer Identification
                                      Number (or I am waiting for a number to be issued for me), and
                                      (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                      ------------------------------------------------------------------------

                                      CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup

     PAYER'S REQUEST FOR

                                      withholding because of under-reporting interest or dividends on your tax returns.

     TAXPAYER IDENTIFICATION

                                      However, if after being notified by the IRS that you are subject to backup

     NUMBER ("TIN")

                                      withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                      (Also see instructions in the enclosed Guidelines).
                                      SIGNATURE  DATE , 1999
                                      ------------------------------------------------------------------------

                                      Part 3--Awaiting TIN
  ------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a Taxpayer Identification
     Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

                                                                 , 1999
                 Signature                                        Date

    QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL AND OTHER TENDER OFFER MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT AS SET FORTH BELOW:

                    THE INFORMATION AGENT FOR THE OFFER IS:
                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                         (212) 754-8000 (Call Collect)
                       (800) 662-5200 (Banks And Brokers)
                   (800) 566-9061 (All Others Call Toll Free)

                      THE DEALER MANAGER FOR THE OFFER IS:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                        (800) 323-5678 (Call Toll Free)